TOUCHSTONE STRATEGIC TRUST

Touchstone Balanced Fund
(the "Fund”)

Supplement dated November 24, 2020 to the Prospectus, Summary Prospectus
and Statement of Additional Information dated October 30, 2020

Benchmark Index Changes

On November 19, 2020, the Board of Trustees of Touchstone Strategic Trust approved changes to the benchmark indices for the Fund as noted below.

	Current	New
Primary Benchmark	S&P 500® Index	Blend comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index
Secondary Benchmark	Bloomberg Barclays U.S. Aggregate Bond Index	None

The following is added to the second paragraph of the section of the Summary Prospectus entitled “The Fund's Performance":

Effective on or about January 1, 2021, the Fund's primary benchmark will change from S&P 500® Index to a blended index comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index to better reflect the Fund's strategic asset allocation of 60% equities and 40% fixed income. Accordingly, the Fund will no longer have a secondary benchmark.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-SEBLX-S1-2011